UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2009

Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)
Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Peninsula Gaming, LLC (the “Company”) has been advised that the Louisiana Gaming and Control Board will consider the approval of its pending acquisition of the Amelia Belle riverboat casino at the next regulatory meeting, scheduled for October 20, 2009.  Assuming regulatory approval is granted and that all conditions to closing set forth in the acquisition agreement are satisfied, the Company expects to be in a position to close the transaction shortly thereafter.

Item 8.01. Other Events

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2009

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer